[LOGO] M F S(SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

MFS(R) HIGH INCOME FUND
ANNUAL REPORT o JANUARY 31, 1998


MFS(R) HIGH INCOME FUND
20TH ANNIVERSARY
1978-1998

THE ROTH IRA IS NOW AVAILABLE (see page 40)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  8
Fund Facts ................................................................  9
Performance Summary .......................................................  9
Portfolio Concentration ................................................... 12
Tax Form Summary .......................................................... 12
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 23
Notes to Financial Statements ............................................. 31
Independent Auditors' Report .............................................. 39
Roth IRA .................................................................. 40
Trustees and Officers ..................................................... 41

   HIGHLIGHTS

   o FOR THE YEAR ENDED JANUARY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 14.63%, CLASS B SHARES 13.83%, CLASS C SHARES 13.81%, AND CLASS I SHARES 14.77%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o THE FUND HAS BENEFITED FROM BEING IN SECTORS THAT PERFORMED WELL DURING THE YEAR, INCLUDING AEROSPACE AND DEFENSE, GENERAL INDUSTRIALS, AND TELECOMMUNICATIONS.

   o THE CONSUMER PRODUCTS WEIGHTING HAS BEEN REDUCED SIGNIFICANTLY BECAUSE MANY OF THE CREDITS THAT HAD BEEN IN THE PORTFOLIO PERFORMED WELL; AS A RESULT, THEY NO LONGER OFFER THE KIND OF RELATIVE VALUE WE'RE LOOKING FOR.

   o AS THE ECONOMY REMAINS STRONG, WE EXPECT DEFAULT RATES AMONG HIGH-YIELD BONDS TO REMAIN BELOW HISTORICAL LEVELS. GENERALLY, DEFAULTS AVERAGE AROUND 3% TO 3 1/2% OF THE MARKET, BUT THEY HAVE BEEN SUBSTANTIALLY UNDER 2% FOR THE PAST THREE YEARS.

   o ON FEBRUARY 17, 1998, THE FUND MARKED ITS 20TH ANNIVERSARY.


--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

                                   MFS Mourns Chairman's Passing

---------------------------        It is with deep regret that we inform you
[Photo of A. Keith Brodkin]        of the death on February 2, 1998, of A. Keith
---------------------------        Brodkin, Chairman and Chief Executive Officer
    A. Keith Brodkin               of MFS Investment Management(SM). Mr. Brodkin
                                   joined MFS in 1970 and made enormous
                                   contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.
                                                  more on Mr. Brodkin on page 3

LETTER FROM THE CHAIRMAN

Dear Shareholders:
Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Based on preliminary data, the U.S. economy grew at a 4.3% annual rate in the fourth quarter of 1997, up from 3.1% in the third quarter. For all of 1997, the economy grew by 3.8% (adjusted for inflation), the fastest pace since 1988. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board (Fed) activity.

The U.S. government bond market has benefited from the deflationary events in Asia, while the high-yield and emerging-debt markets have come under some pressure. Inflation remains under control, and the Fed will most likely continue to take a wait-and-see attitude toward raising interest rates. As a result, our near-term outlook for high-grade markets is neutral to moderately positive. At the same time, high-yield markets, having gone through a correction, could offer reasonable value but require careful selection. Overall, fixed-income markets appear to be reasonably valued.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    February 17, 1998

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                          MFS INVESTMENT MANAGEMENT

   On February 2, 1998, Keith Brodkin, a friend and leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $70 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

A DISCUSSION WITH THE PORTFOLIO MANAGER

----------------------------
[Photo of Robert J. Manning]
----------------------------
    Robert J. Manning

For the year ended January 31, 1998, Class A shares of the Fund provided a total return of 14.63%, Class B shares 13.83%, Class C shares 13.81%, and Class I shares 14.77%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to an 11.42% return for the Lehman Brothers Corporate Bond Index (the Lehman Index) during the same period. Because the Fund's portfolio generally consists of lower-rated issues, its results will not necessarily mirror those of the Lehman Index, which is an unmanaged, market-value-weighted index comprised of all public, fixed-rate nonconvertible, investment-grade corporate debt.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THE FUND'S FAVORABLE PERFORMANCE RELATIVE TO ITS BENCHMARK DURING THE PAST YEAR?

A. We have done a good job in terms of being in the right sectors and in the right credits within those sectors. Three particular areas in which we've been overweighted during the past year have been aerospace and defense, general industrials, and telecommunications. At the same time, we have been underweighted in retailing, because retailers have had high default rates and a number of companies have filed for bankruptcy.

Q. LET'S LOOK AT YOUR OVERWEIGHTINGS, STARTING WITH AEROSPACE. WHAT,S HAPPENING THERE?

A. This sector has seen tremendous business in aircraft manufacturing and retrofitting. For several years the airlines lost money, but now they've become very profitable. The companies in the portfolio are dominant in the aircraft component business and include names like MOOG, BE Aerospace, and ArgoTech, all companies that get 60% to 70% of their revenues from retrofitting, as opposed to new aircraft construction. That sector has done very well for the Fund over the past year, and we think that the cycle of aircraft being built or renovated is going to continue for many years.

Q.  WHAT ABOUT THE GENERAL INDUSTRIAL SECTOR?

A. Here, the theme has been consolidation. We try to buy niche companies with high market shares that generate a lot of free cash flow. Many of these companies have improved their credit profiles by deleveraging or have been bought out by investment-grade entities. Two examples would be Clark Schwebel and Tiphook.

Q.  AND TELECOMMUNICATIONS?

A. We think this industry could provide an excellent investment opportunity. With the 1996 Telecommunications Act, Congress deregulated both local and long-distance telephone service. Now we have a new industry, the competitive local telephone exchange companies. We've invested in many of these companies, including MFS Communications, Brooks Fibre, and Teleport, all of which were later bought out by investment-grade companies. The local telephone business is a $100 billion market, and the long-distance business is an $80 billion market. These businesses, along with Internet communications companies and related telecommunications industries, are going to create tremendous opportunities.

Q.  HOW WOULD YOU DESCRIBE THE FIXED-INCOME ENVIRONMENT OVER THE PAST YEAR?

A. It's been perfect, particularly for high-yield bonds, with a low-inflation environment and steady economic growth over 2%. In that environment, in which high-yield bonds are paying 3 1/2% more than U.S. Treasuries, which in turn are paying 6% or less on 30-year bonds, that incremental compounded yield becomes a powerful story. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) With this slow, steady growth, we think credit quality will continue to improve. High-yield bonds, as represented by the Lehman Index, have been the best-performing fixed-income market in the 1990s, and we're very bullish about the next 12 months.

Q. HAS THERE BEEN ANY SIGNIFICANT CHANGE IN DEFAULT RATES IN THE HIGH-YIELD MARKET THIS YEAR?

A. Default rates over time average around 3% to 3 1/2%, and the market has been substantially under 2% for the past three years. We don't see that changing, again thanks to the strong economy. A few problems crop up now and then with a specific company, but we don't see an endemic problem on the horizon.

Q. WHAT CHARACTERISTICS OR QUALITIES DO YOU LOOK FOR IN SELECTING BONDS FOR THE FUND?

A. We start by evaluating the quality of a company's management. Then we do cash-flow projections to try and make sure it can meet its debt payments. We also try to buy asset-laden companies, which means staying away from technology-driven issuers. Finally, we look for strong industry fundamentals that we think will help put us in the right industries at the right time.

Q.  HAVE YOU CHANGED THE FUND'S WEIGHTINGS IN ANY PARTICULAR SECTORS?

A. Consumer products companies comprised a much bigger weighting in the portfolio a year ago than they do today because many of our credits worked out very well. So now we don't think they offer the kind of relative value we're looking for, and we've lightened up on those positions, which include companies like West Point Pepperel, Samsonite Luggage, Revlon, and Remington Products.

Q. HAVE ANY SEGMENTS OR COMPANIES IN THE HIGH-YIELD BOND MARKET PERFORMED BETTER THAN YOU EXPECTED?

A. No, and that's because the market trades at 100 cents on the dollar now. It's not like five or six years ago, when we were coming out of the recession and bonds traded at 65 cents on the dollar. What you're trying to do in the high-yield market today is avoid mistakes, so you hope to make the coupon, plus some capital appreciation if a credit is upgraded or bought out. We've been able to avoid mistakes, but we don't expect to see tremendous price appreciation on any given credit or sector because of where bonds are priced today.

Q.  HAVE ANY POSITIONS NOT WORKED OUT AS WELL AS YOU EXPECTED?

A. There was one industry that we missed that did really well, and that was energy. We were underweighted there based on our feeling that it's a very cyclical industry. Also, it's very difficult to predict where energy prices are going because of OPEC's (the Organization of Petroleum Exporting Countries) unpredictability and other variables that we don't feel comfortable analyzing. This industry was strong last year, and we were hurt by not being exposed to it, but so far this year it has substantially underperformed, which is helping. But there wasn't any one industry that we were exposed to that really hurt us.

Q.  WHAT WOULD BE THE BIGGEST RISK TO THE FUND RIGHT NOW?

A. It would probably be a recession. If we have a severe economic downturn, yield spreads are going to widen and that could hurt us. Other risk is specific, as opposed to economic. Our job, and the job of our research team, is to focus on specific risk, and if we were to go into a recession, we think the fact that we have a higher-quality portfolio than the average high-yield fund would help us. We're late in this economic cycle, and we don't think investors are getting paid to take on a lot of speculative risk at this point. However, if we saw danger of a downturn, we would increase the quality even further, and we could raise the cash position.

Q.  DO YOU SEE ANY POTENTIAL IMPACT ON THE FUND FROM THE ASIAN CRISIS?

A. We only had one half of one percent of assets in Asia, in an Indonesian paper company, and we've traded in and out of it. But, primarily, this is a high-yield, domestic corporate Fund, and we don't buy a lot of emerging market debt. We don't stray from what we know best, so emerging market problems, or opportunities, are really not going to affect this Fund. The Fund has provided good risk-adjusted returns over time because we don't have the type of volatility that the emerging markets present.

Q. WHAT KIND OF MARKET OR ECONOMIC ENVIRONMENT DO YOU SEE GOING FORWARD, AND HOW ARE YOU POSITIONING THE FUND FOR IT?

A. We've been in a bull market for several years now, and people have been getting paid to take on an enormous amount of credit risk, but I think that as we move to the end of 1998 and the beginning of 1999, and the economic cycle begins to mature, credit problems are going to creep into the system. It doesn't have to be a big recession to cause this; it may just be that growth slows from 3% per year to 2%. So I'm more concerned about being prepared for a downturn than I am about participating in any upside we might have. Hopefully, the types of companies we own, the higher-quality businesses, will fare substantially better.

/s/ Robert J. Manning
    Robert J. Manning
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

   PORTFOLIO MANAGER'S PROFILE

   ROBERT J. MANNING BEGAN HIS CAREER AT MFS IN 1984 AS A RESEARCH ANALYST IN THE HIGH YIELD BOND DEPARTMENT AND WAS NAMED VICE PRESIDENT -- INVESTMENTS IN 1988, SENIOR VICE PRESIDENT IN 1993, AND HIGH YIELD FIXED INCOME DEPARTMENT HEAD IN 1997. A GRADUATE OF THE UNIVERSITY OF LOWELL AND THE BOSTON COLLEGE GRADUATE SCHOOL OF MANAGEMENT, HE HAS MANAGED MFS(R) HIGH INCOME FUND SINCE 1994.

   FUND FACTS

  OBJECTIVE:                      SEEKS HIGH CURRENT INCOME BY INVESTING
                                  PRIMARILY IN A DIVERSIFIED PORTFOLIO OF
                                  FIXED-INCOME SECURITIES, SOME OF WHICH MAY
                                  INVOLVE EQUITY FEATURES. CAPITAL GROWTH, IF
                                  ANY, IS INCIDENTAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:          FEBRUARY 17, 1978

  CLASS INCEPTION:                CLASS A  FEBRUARY 17, 1978
                                  CLASS B  SEPTEMBER 27, 1993
                                  CLASS C  JANUARY 3, 1994
                                  CLASS I  JANUARY 2, 1997

  SIZE:                           $1.2 BILLION NET ASSETS AS OF JANUARY 31, 1998

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS High Income Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended January 31, 1998)

           MFS High      Lehman Brothers  Consumer Price
          Income Fund       Corporate          Index
          -- Class A       Bond Index         -- U.S.
          ----------       ----------         -------

1/93       $ 9,530          $10,000          $10,000
1/94        11,170           11,170           10,250
1/95        10,730           10,750           10,540
1/96        12,660           12,960           10,820
1/97        14,120           13,310           11,160
1/98        16,185           14,829           11,372

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended January 31, 1998)


           MFS High      Lehman Brothers  Consumer Price
          Income Fund       Corporate          Index
          -- Class A       Bond Index         -- U.S.
          ----------       ----------         -------

1/88       $ 9,520          $10,000          $10,000
1/89        10,620           10,670           10,460
1/90         9,730           11,840           11,010
1/91         8,770           13,000           11,630
1/92        13,210           15,020           11,930
1/93        15,370           16,920           12,320
1/94        18,150           18,910           12,630
1/95        17,440           18,190           12,980
1/96        20,570           21,920           13,330
1/97        22,940           22,530           13,740
1/98        26,293           25,091           14,008

AVERAGE ANNUAL TOTAL RETURNS AS OF JANUARY 31, 1998

                                                             1 Year      3 Years      5 Years     10 Years
------------------------------------------------------------------------------------------------------------
MFS High Income Fund (Class A)
  including 4.75% sales charge (SEC results)                + 9.12%      +12.84%       10.28%  +    10.17%
------------------------------------------------------------------------------------------------------------
MFS High Income Fund (Class A)
  at net asset value                                        +14.63%      +14.68%      +11.34%      +10.71%
------------------------------------------------------------------------------------------------------------
MFS High Income Fund (Class B)
  with CDSC (SEC results)                                   + 9.83%      +13.02%      +10.31%      +10.33%
------------------------------------------------------------------------------------------------------------
MFS High Income Fund (Class B)
  at net asset value                                        +13.83%      +13.80%      +10.57%      +10.33%
------------------------------------------------------------------------------------------------------------
MFS High Income Fund (Class C)
  with CDSC (SEC results)                                   +12.81%      +13.82%      +10.68%      +10.38%
------------------------------------------------------------------------------------------------------------
MFS High Income Fund (Class C)
  at net asset value                                        +13.81%      +13.82%      +10.68%      +10.38%
------------------------------------------------------------------------------------------------------------
MFS High Income Fund (Class I)
  at net asset value                                        +14.77%      +14.72%      +11.36%      +10.72%
------------------------------------------------------------------------------------------------------------
Average high current yield fund*                            +13.86%      +14.64%      +11.18%      +10.51%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Corporate Bond Index+                       +11.42%      +11.31%      + 8.20%      + 9.64%
------------------------------------------------------------------------------------------------------------
Consumer Price Index#+                                      + 1.93%      + 2.56%      + 2.60%      + 3.43%
------------------------------------------------------------------------------------------------------------
*  Source: Lipper Analytical Services, Inc.
+  Source: CDA/Wiesenberger.
#  The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I"), which became available on January 2, 1997, have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

The Fund may invest up to 50% and expects to invest between 5% and 20% of its total assets in foreign and emerging market securities. The Fund may also invest up to 100% in high-yield securities. Lower rated securities may provide greater returns, but they are also associated with greater-than-average risk. The Fund also has the flexibility to invest in derivative securities when its manager believes such securities can provide better value to direct investments in stocks or bonds. These risks may involve price volatility.

PORTFOLIO CONCENTRATION AS OF JANUARY 31, 1998

QUALITY RATINGS

                  "B"                        72.4%
                  "BB"                       16.0%
                  "CCC" & Below               5.4%
                  Nonrated                    3.5%
                  Cash                        2.6%
                  "BBB"                       0.1%


   TAX FORM SUMMARY

   IN JANUARY 1998, SHAREHOLDERS WERE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1997.

PORTFOLIO OF INVESTMENTS -- January 31, 1998

Bonds - 90.7%
------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
U.S. Bonds - 81%
  Aerospace - 4.4%
    Airplane Pass-Through Trust, 10.875s, 2019                       $  5,250           $    5,952,345
    Argo Tech Corp., 8.625s, 2007                                       5,550                5,702,625
    BE Aerospace, Inc., 9.875s, 2006                                    7,150                7,686,250
    K & F Industries, Inc., 9.25s, 2007##                               8,375                8,846,094
    MOOG, Inc., 10s, 2006                                              13,015               14,186,350
    Stellex Inds, Inc., 9.5s, 2007##                                    2,000                2,065,000
    Synthetic Industries, Inc., 9.25s, 2007                             6,140                6,539,100
    Wyman Gordon Co., 8s, 2007                                          2,500                2,543,750
                                                                                        --------------
                                                                                        $   53,521,514
------------------------------------------------------------------------------------------------------
  Building - 2.5%
    AAF-McQuay, Inc., 8.875s, 2003                                   $  7,125           $    7,062,656
    American Standard, Inc., 7.375s, 2008                               4,850                4,837,875
    Building Materials Corp., 8.625s, 2006                              7,090                7,338,150
    Building Materials Corp., 8s, 2007##                                3,000                3,030,000
    Nortek, Inc., 9.875s, 2004                                          2,300                2,374,750
    Nortek, Inc., 9.25s, 2007                                           5,925                6,073,125
    UDC Homes, Inc., 2000                                                  30                   16,650
                                                                                        --------------
                                                                                        $   30,733,206
------------------------------------------------------------------------------------------------------
  Business Services - 1.4%
    Iron Mountain, Inc., 10.125s, 2006                               $ 10,275           $   11,225,437
    Pierce Leahy Corp., 11.125s, 2006                                   3,477                3,963,780
    Pierce Leahy Corp., 9.125s, 2007                                    2,225                2,358,500
                                                                                        --------------
                                                                                        $   17,547,717
------------------------------------------------------------------------------------------------------
  Chemicals - 1.8%
    Harris Chemical North America, Inc., 10.25s, 2001                $  6,065           $    6,353,087
    International Specialty Products Holdings, Inc., 9s, 2003           4,560                4,742,400
    NL Industries, Inc., 11.75s, 2003                                   9,500               10,545,000
    Sterling Chemicals, Inc., 11.25s, 2007                                175                  180,250
                                                                                        --------------
                                                                                        $   21,820,737
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 5.5%
    American Safety Razor Co., 9.875s, 2005                          $  6,000           $    6,435,000
    E & S Holdings Corp., 10.375s, 2006                                14,005               12,849,587
    Kindercare Learning Centers, Inc., 9.5s, 2009                       5,000                5,112,500
    Polymer Group, Inc., 9s, 2007                                      11,440               11,826,100
    Reeves Industries, Inc., 11s, 2002**                                2,370                1,753,800
    Remington Products Co. LLC, 11s, 2006                               7,520                6,533,000
    Revlon Consumer Products Corp., 8.125s, 2006##                      4,125                4,135,313
    Revlon Consumer Products Corp., 8.625s, 2008##                      8,915                8,937,287
    Westpoint Stevens, Inc., 9.375s, 2005                               9,050                9,570,375
                                                                                        --------------
                                                                                        $   67,152,962
------------------------------------------------------------------------------------------------------

  Containers - 2.6%
    Atlantis Plastics, Inc., 11s, 2003                               $  7,500           $    7,725,000
    Calmar, Inc., 11.5s, 2005                                           8,000                8,600,000
    Plastic Specialty & Technology Corp., 11.25s, 2003                  2,735                2,974,313
    Silgan Holdings, Inc., 9s, 2009                                     5,650                5,904,250
    U.S. Can Corp., 10.125s, 2006                                       5,900                6,254,000
                                                                                        --------------
                                                                                        $   31,457,563
------------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 0.4%
    Merrill Lynch Mortgage Investors, Inc., 8.171s, 2023+            $  4,500           $    4,484,531
------------------------------------------------------------------------------------------------------
  Energy - 1.5%
    AmeriGas Partners LP, 10.125s, 2007                              $  3,400           $    3,697,500
    Clark USA, Inc., 10.875s, 2005                                      5,940                6,489,450
    Cross Timbers Oil Co., 8.75s, 2009                                  3,425                3,510,625
    Giant Industries, Inc., 9s, 2007                                    5,100                5,074,500
                                                                                        --------------
                                                                                        $   18,772,075
------------------------------------------------------------------------------------------------------
  Entertainment - 1.7%
    AMC Entertainment, Inc., 9.5s, 2009                              $  6,875           $    7,218,750
    American Skiing Co., 12s, 2006                                      5,300                5,916,125
    Cinemark USA, Inc., 9.625s, 2008                                    4,700                4,993,750
    Hollywood Theaters, Inc., 10.625s, 2007##                           2,025                2,192,062
    Plitt Theatres, Inc., 10.875s, 2004                                   135                  147,319
                                                                                        --------------
                                                                                        $   20,468,006
------------------------------------------------------------------------------------------------------
  Financial Services - 0.6%
    Americo Life, Inc., 9.25s, 2005                                  $  2,050           $    2,106,375
    Williams Scotsman, Inc., 9.875s, 2007                               4,525                4,711,656
                                                                                        --------------
                                                                                        $    6,818,031
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.1%
    Chiquita Brands International Inc., 9.125s, 2004                 $  1,080           $    1,128,600
    Delta Beverage Group, Inc., 9.75s, 2003                             2,425                2,546,250
    Friendly Ice Cream Corp., 10.5s, 2007##                             3,970                4,193,312
    Keebler Corp., 10.75s, 2006                                         1,500                1,717,500
    PMI Acquisition Corp., 10.25s, 2003                                 1,495                1,588,438
    Specialty Foods Corp., 10.25s, 2001                                 8,525                8,567,625
    Texas Bottling Group, Inc., 9s, 2003                                5,750                5,936,875
                                                                                        --------------
                                                                                        $   25,678,600
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 4.2%
    Buckeye Cellulose Corp., 8.5s, 2005                              $  2,000           $    2,060,000
    Florida Coast Paper Co. LLC, 12.75s, 2003                           6,400                6,816,000
    Gaylord Container Corp., 9.75s, 2007                               12,500               12,812,500
    Graham Packaging Co. GPC Capital, 8.75s, 2008                       2,530                2,567,950
    Pacific Lumber Co., 10.5s, 2003                                    11,010               11,354,062
    Speciality Paperboard, Inc., 9.375s, 2006                           5,350                5,584,063
    U.S. Timberlands, 9.625s, 2007                                      9,500                9,951,250
                                                                                        --------------
                                                                                        $   51,145,825
------------------------------------------------------------------------------------------------------
  Gaming - 5.7%
    Boyd Gaming Corp., 9.5s, 2007                                    $  9,475           $   10,233,000
    Casino America, Inc., 12.5s, 2003                                   5,900                6,549,000
    Coast Hotels & Casinos, Inc., 13s, 2002                             3,625                4,168,750
    Eldorado Resorts LLC, 10.5s, 2006                                   5,455                6,000,500
    Grand Casinos, Inc., 10.125s, 2003                                  7,655                8,334,381
    Grand Casinos, Inc., 9s, 2004##                                     3,600                3,726,000
    Harveys Casinos Resorts, 10.625s, 2006                              3,525                3,837,844
    HorseShoe Gaming LLC, 9.375s, 2007                                    155                  167,013
    Prime Hospitality Corp., 9.75s, 2007                                9,895               10,785,550
    Red Roof Inns, Inc., 9.625s, 2003                                   9,260                9,630,400
    Sam Houston Race Park Ltd., 11s, 2001**                             2,014                1,006,804
    Santa Fe Hotel, Inc., 11s, 2000                                     5,195                4,935,250
                                                                                        --------------
                                                                                        $   69,374,492
------------------------------------------------------------------------------------------------------
  Industrial - 6.7%
    AGCO Corp., 8.5s, 2006                                           $  2,200           $    2,282,500
    Alliant Techsystem., Inc., 11.75s, 2003                             2,850                3,156,375
    Clark-Schwebel, Inc., 10.5s, 2006                                   4,675                5,142,500
    Day International Group, Inc., 11.125s, 2005                        2,350                2,655,500
    Delco Remy International, Inc., 8.625s, 2007                        2,500                2,575,000
    Hayes Wheels International, Inc., 11s, 2006                         4,525                5,068,000
    Hayes Wheels International, Inc., 9.125s, 2007                      5,250                5,499,375
    IMO Industries, Inc., 11.75s, 2006                                  7,825                8,685,750
    Interlake Corp., 12s, 2001                                         12,135               13,318,162
    Interlake Corp., 12.125s, 2002                                      2,200                2,315,500
    International Knife & Saw, Inc., 11.375s, 2006                      5,360                5,842,400
    L3 Communications Corp., 10.375s, 2007                              3,740                4,142,050
    Mark IV Industries, Inc., 7.5s, 2007                                8,750                8,796,375
    Oxford Automotive, Inc., 10.125s, 2007                              6,275                6,682,875
    Thermadyne Industries Holdings Corp., 10.75s, 2003                     45                   47,363
    United Defense Industries, Inc., 8.75s, 2007##                      2,535                2,585,700
    Venture Holdings Trust, 9.75s, 2004                                 3,160                3,191,600
                                                                                        --------------
                                                                                        $   81,987,025
------------------------------------------------------------------------------------------------------
  Media - 10.8%
    Acme Television LLC, 0s to 2000, 10.875s to 2004##               $  4,500           $    3,504,375
    Albritton Communications Co., 9.75s, 2007                          10,275               10,763,062
    Cablevision Systems Corp., 8.125s, 2009                             6,000                6,300,000
    Century Communications Corp., 0, 2008                              10,100                4,292,500
    Chancellor Media Corp., 8.75s, 2007                                 5,560                5,740,700
    Charter Communications Southeast LP, 11.25s, 2006                   7,300                8,139,500
    Digital Television Services, Inc., 12.5s, 2007                      7,100                8,147,250
    EchoStar Communications Corp., 0s to 1999, 12.875s to 2004          3,775                3,548,500
    EchoStar Satellite Broadcasting Corp.,
      0s to 2000, 13.125s to 2004                                       8,625                7,590,000
    Falcon Holdings Group, Inc., 11s, 2003                             11,570               12,900,753
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007##                      9,525                9,739,312
    FrontierVision Holding LP, 0s to 2001, 11.87s to 2007               7,195                5,504,175
    Granite Broadcasting Corp., 10.375s, 2005                           7,900                8,492,500
    Hollinger International Publishing, Inc., 9.25s, 2007               7,475                7,998,250
    Intermedia Capital Partners IV, LP, 11.25s, 2006                    6,200                6,882,000
    Lenfest Communications, Inc., 8.375s, 2005                          2,000                2,070,000
    Lenfest Communications, Inc. 10.5s, 2006                            5,925                6,754,500
    Marvel Holdings, Inc., 0s, 1998**                                  11,125                  458,906
    Outdoor Systems, Inc., 8.875s, 2007                                 3,950                4,157,375
    Star Choice Communications, Inc., 13s, 2005                         5,000                5,225,000
    United International Holdings, Inc., 0s to 2003,
      10.75s to 2008##                                                  4,350                2,569,502
    Young Broadcasting, Inc., 8.75s, 2007                               1,000                1,027,500
                                                                                        --------------
                                                                                        $  131,805,660
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.6%
    Beverly Enterprises, Inc., 9s, 2006                              $  4,550           $    4,663,750
    Physician Sales & Service, Inc, 8.5s, 2007##                        5,495                5,728,537
    Quorum Health Group, Inc., 8.75s, 2005                              2,750                2,901,250
    Tenet Healthcare Corp., 8s, 2005                                    6,425                6,641,844
                                                                                        --------------
                                                                                        $   19,935,381
------------------------------------------------------------------------------------------------------
  Metals and Minerals - 6.5%
    AK Steel Holdings Corp., 9.125s, 2006                            $  6,025           $    6,386,500
    Armco, Inc., 9s, 2007                                               3,650                3,650,000
    Commonwealth Aluminum Corp., 10.75s, 2006                          10,550               11,209,375
    Envirosource, Inc., 9.75s, 2003##                                   4,000                4,075,000
    GS Technologies Operating, Inc., 12.25s, 2005                       4,640                5,243,200
    Haynes International, Inc., 11.625s, 2004                          11,825               13,480,500
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                      3,700                3,820,250
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                     3,900                4,231,500
    Keystone Consolidated Industries, Inc., 9.625s, 2007##              6,545                6,675,900
    Renco Metals, Inc., 11.5s, 2003                                     3,430                3,687,250
    Ryerson Tull, Inc., 9.125s, 2006                                    6,050                6,534,000
    WCI Steel, Inc., 10s, 2004                                          8,825                9,178,000
    Wheeling Pittsburgh Corp., 9.25s, 2007##                              450                  441,000
                                                                                        --------------
                                                                                        $   78,612,475
------------------------------------------------------------------------------------------------------
  Mining - 0.3%
    AEI Holdings, Inc., 10s, 2007##                                  $  3,250           $    3,388,125
------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.6%
    Big Flower Press Holdings, Inc., 8.875s, 2007##                  $  4,430           $    4,607,200
    Golden Books Publishing, Inc., 7.65s, 2002                          7,535                7,082,900
    Liberty Group Operating, Inc., 9.375s, 2008##                       3,625                3,706,563
    Liberty Group Publishing, Inc., 0s to 2003, 11.625s to 2009##       1,875                1,115,625
    Transwestern Publishing Co. LP, 9.625s, 2007##                      3,150                3,323,250
                                                                                        --------------
                                                                                        $   19,835,538
------------------------------------------------------------------------------------------------------
  Stores - 1.4%
    Affinity Group Holding, Inc., 11s, 2007                          $  2,500           $    2,700,000
    Cole National Group, Inc., 8.625s, 2007                             8,900                8,855,500
    Finlay Fine Jewelry Corp., 10.625s, 2003                              375                  392,813
    K Mart Corp., 8.125s, 2006                                          1,750                1,780,625
    Proffitts, Inc., 8.125s, 2004                                       3,125                3,317,500
                                                                                        --------------
                                                                                        $   17,046,438
------------------------------------------------------------------------------------------------------
  Supermarkets - 0.8%
    Jitney-Jungle Stores of America, Inc., 12s, 2006                 $  1,000           $    1,132,500
    Marsh Supermarkets, Inc., 8.875s, 2007                              1,075                1,119,344
    Ralph's Grocery Co., 10.45s, 2004                                   2,800                3,192,000
    Ralph's Grocery Co., 11s, 2005                                      3,175                3,659,187
                                                                                        --------------
                                                                                        $    9,103,031
------------------------------------------------------------------------------------------------------
  Technology - 1.4%
    Anacomp, Inc., 10.875s, 2004                                     $  5,650           $    5,932,500
    Unisys Corp., 12s, 2003                                             9,425               10,744,500
                                                                                        --------------
                                                                                        $   16,677,000
------------------------------------------------------------------------------------------------------
  Telecommunications - 14.0%
    Allegiance Telecom Inc., 0s to 2003, 11.75s to 2008                $  523           $    2,929,396
    Crown Castle International Corp., 0s to 2002,
      10.625s to 2007##                                                 5,125                3,382,500
    Esat Holdings Ltd., 0s to 2002, 12.5s to 2007                       2,825                2,062,250
    Facilicom International, Inc., 10.5s, 2008##                        3,375                3,480,469
    GCI, Inc., 9.75s, 2007                                              4,245                4,510,313
    GlobalStar LP/Capital, 11.375s, 2004##                              6,905                7,051,731
    GST USA, Inc., 0s to 2000, 13.875s to 2005                          1,490                1,236,700
    ICG Holdings, Inc., 0s to 2001, 12.5s to 2006                      13,950               10,950,750
    Intermedia Communications, Inc., 0s to 2002,
      11.125s to 2007                                                   1,650                1,208,625
    Intermedia Communications, Inc., 8.875s, 2007                       5,100                5,380,500
    ITC Deltacom, Inc., 11s, 2007                                       6,300                7,103,250
    Knology Holdings, Inc., 0s to 2002, 11875s to 2007##                  248                1,378,575
    McCaw International Ltd., 0s to 2002, 13s to 2007                   7,225                4,587,875
    Mobile Telecommunication Technologies Corp., 13.5s, 2002            8,515                9,898,687
    Nextel Communications, Inc., 0s to 1999, 9.75s to 2004             10,030                9,578,650
    Nextel Communications, Inc., 0s to 2002, 9.75s to 2007             10,205                6,633,250
    Nextlink Communications, Inc., 9.625s, 2007                         4,800                5,124,000
    Orion Network Systems, Inc., 11.25s, 2007                           5,000                5,800,000
    Orion Network Systems, Inc., 0s to 2002, 12.5s to 2007             10,050                7,688,250
    Pagemart Wireless, Inc., 0s to 2003, 11.25s to 2008##               6,240                3,697,200
    Qwest Communications International, Inc., 0s to 2002,
      9.47s to 2007##                                                   5,225                3,690,156
    Qwest Communications International, Inc., 10.875s, 2007             5,425                6,238,750
    RCN Corp., 0s to 2002, 11.125s to 2007##                           10,390                6,883,375
    Sprint Spectrum LP, 11s, 2006                                       9,250               10,614,375
    Sygnet Wireless, Inc., 11.5s, 2006                                  5,750                6,353,750
    Teleport Communications Group, Inc., 9.875s, 2006                   3,400                3,910,000
    Teleport Communications Group, Inc., 0s to 2001,
      11.125s to 2007                                                   3,455                2,962,663
    Telesystem International Wireless, Inc., 0s to 2002,
      13.25s to 2007##                                                 10,240                6,835,200
    Telesystem International Wireless, Inc., 0s to 2002,
      10.5s to 2007##                                                   4,815                2,889,000
    Teletrac Holdings, Inc., 14s, 2007                                  5,500                5,335,000
    Western Wireless Corp., 10.5s, 2007                                 7,900                8,709,750
    WorldCommunications, Inc., 8.875s, 2006                             1,076                1,180,028
                                                                                        --------------
                                                                                        $  169,285,018
------------------------------------------------------------------------------------------------------
  Transportation - 0.5%
    First Wave Marine, Inc., 11s, 2008                               $  1,525           $    1,574,563
    Moran Transportation Co., 11.75s, 2004                              3,500                3,911,250
                                                                                        --------------
                                                                                        $    5,485,813
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.0%
    CalEnergy Co., Inc., 7.63s, 2007                                 $  4,700           $    4,815,103
    CMS Energy Corp., 7s, 2005                                          2,125                2,066,563
    El Paso Electric Co., 8.9s, 2006                                    4,550                5,064,650
                                                                                        --------------
                                                                                        $   11,946,316
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                        $  984,083,079
------------------------------------------------------------------------------------------------------
Foreign Bonds - 9.7%
  Bermuda - 0.8%
    Flag Limited, 8.25s, 2008 (Telecommunications)##                 $  9,000           $    9,236,250
------------------------------------------------------------------------------------------------------
  Canada - 3.7%
    Acetex, Inc., 9.75s, 2003 (Chemicals)                            $  4,075           $    4,243,094
    CHC Helicopter Corp., 11.5s, 2002 (Aerospace)                       6,675                7,175,625
    Clearnet Communications Inc, 0s to 2000, 14.75s to
      2005 (Telecommunications)                                         6,025                4,880,250
    Echo Bay Mines Limited, 11s, 2027 (Metals and Minerals)             1,830                1,619,550
    International Utility Structures Inc., 10.75s, 2008
      (Utilities - Electric)##                                          2,175                2,234,813
    Metronet Communications Corp., 0s to 2002, 10.75s
      to 2007 (Telecommunications)##                                    6,000                3,870,000
    Metronet Communications Corp., 12s, 2007 (Telecommunications)       3,250                3,705,000
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)##               4,875                4,935,937
    Repap New Brunswick, Inc., 10.625s, 2005
      (Forest and Paper Products)                                       5,520                5,326,800
    Rogers Cablesystems, Inc., 9.625s, 2002 (Telecommunications)          750                  810,000
    Rogers Cablesystems, Inc., 10.125s, 2012 (Telecommunications)       5,700                6,298,500
                                                                                        --------------
                                                                                        $   45,099,569
------------------------------------------------------------------------------------------------------
  Indonesia - 0.5%
    Indah Kiat Finance Mauritius Limited, 10s, 2007
      (Financial Services)                                           $  8,475           $    6,525,750
------------------------------------------------------------------------------------------------------
  Luxembourg - 0.7%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.25s to 2006 (Telecommunications)                $ 11,315           $    8,655,975
------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Satelites Mexicanos S A De C V, 10.125s, 2004
      (Telecommunications)##                                         $  4,190           $    4,305,225
------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Ptc International Finance Bv, 10.75s, 2007
      (Financial Services)                                           $  2,515           $    1,697,625
------------------------------------------------------------------------------------------------------
  South Korea - 0.2%
    Samsung Elecronics Ltd., 7.45s, 2002 (Electronics)               $  2,225           $    1,991,375
------------------------------------------------------------------------------------------------------
  United Kingdom - 3.4%
    Colt Telecommunications Group PLC, 0s to 2001, 12s
      to 2006 (Telecommunications)                                   $ 14,395           $   11,876,774
    Colt Telecommunications Group Plc, 8.875s, 2007
      (Telecommunications)                                              8,000                4,646,078
    Dialog Corp. PLC, 11s, 2007 (Telecommunications)##                  8,925                9,661,312
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s to 2005 (Telecommunications)                               4,635                3,444,938
    Newsquest Capital PLC, 11s, 2006 (Printing and Publishing)          3,921                4,401,323
    Telewest PLC, 9.625s, 2006 (Telecommunications)                     6,425                6,874,750
                                                                                        --------------
                                                                                        $   40,905,175
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                     $  118,416,944
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,053,848,064)                                           $1,102,500,023
------------------------------------------------------------------------------------------------------
Convertible Bond - 0.2%
------------------------------------------------------------------------------------------------------
Automotive - 0.2%
  Exide Corp., 2.9s, 2005##, (Identified Cost $3,660,767)            $  5,800           $    1,972,500
------------------------------------------------------------------------------------------------------
Stocks - 0.1%
------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------
Apparel and Textiles - 0.1%
  Ithaca Industries, Inc.                                             304,000           $    1,178,000
------------------------------------------------------------------------------------------------------
Building
  Atlantic Gulf Communities Corp.+*                                       690           $        2,760
------------------------------------------------------------------------------------------------------
Consumer Goods and Services
  Ranger Industries, Inc.++*                                          266,768           $      158,393
------------------------------------------------------------------------------------------------------
Restaurants and Lodging
  Sharp Equity Inc.                                                       481           $            0
------------------------------------------------------------------------------------------------------
Steel
  Envirosource, Inc.+*                                                  1,666           $        4,061
------------------------------------------------------------------------------------------------------
Telecommunications
  NEXTEL Communications, Inc.*                                         19,466           $      531,665
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,355,253)                                             $    1,874,879
------------------------------------------------------------------------------------------------------
Convertible Preferred Stocks - 0.2%
------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
                                                                (000 OMITTED)
------------------------------------------------------------------------------------------------------
Telecommunications - 0.2%
  ICG Funding LLC, 6.75%##*, (Identified Cost,
    $1,750,000)                                                      $ 35,000           $    2,205,000
------------------------------------------------------------------------------------------------------
Preferred Stock - 4.9%
------------------------------------------------------------------------------------------------------
                                                                       SHARES
------------------------------------------------------------------------------------------------------
Oil Services - 0.3%
  Clark USA, Inc.*##                                                    2,850           $    3,120,750
------------------------------------------------------------------------------------------------------
Special Products and Services - 0.8%
  Primedia, Inc.*                                                      93,526           $   10,100,763
------------------------------------------------------------------------------------------------------
Supermarkets - 0.6%
  Supermarkets General Holdings Corp., $3.52 Exch.,
    2007#*                                                            529,098           $    7,407,372
------------------------------------------------------------------------------------------------------
Telecommunications - 0.3%
  NEXTEL Communications, Inc., 13s*                                     3,404           $    3,914,600
------------------------------------------------------------------------------------------------------
Telecommunications - 2.7%
  American Communications*                                              2,760           $    3,118,800
  Cablevision Systems Corp., 11.125s*                                  41,856                4,802,976
  Dobson Communications Corporation Oklahoma*                           3,575                3,646,500
  Granite Broadcasting Corp.                                            1,000                   55,125
  Hyperion Telecommunications                                           1,965                2,190,975
  Renaissance Cosmetics, Inc.#                                          8,292                1,492,560
  Time Warner, Inc., 10.25##                                           14,967               16,987,545
                                                                                        --------------
                                                                                        $   32,294,481
------------------------------------------------------------------------------------------------------
Utilities - Electric - 0.2%
  El Paso Electric Co.                                                 26,451           $    2,863,321
------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $57,271,536)                                    $   59,701,287
------------------------------------------------------------------------------------------------------
Warrants - 0.2%
------------------------------------------------------------------------------------------------------
  Atlantic Gulf Communities Corp. (Building)*                              61           $            0
  CHC Helicopter Corp. (Aerospace)*                                    16,000                   48,000
  Crystal Oil Co., $0.075 (Oil & Gas)*                              3,954,527                        0
  Crystal Oil Co., $0.10 (Oil & Gas)*                               3,455,042                        0
  Crystal Oil Co., $0.125 (Oil & Gas)*                              4,107,411                        0
  Crystal Oil Co., $0.15 (Oil & Gas)*                               4,041,943                        0
  Crystal Oil Co., $0.25 (Oil & Gas)*                               4,041,943                        0
  Esat Holdings Ltd. (Telecommunications)*                              2,825                   98,875
  GlobalStar Telecommunications (Telecommunications)*                   6,905                  863,125
  Grand Palais Resorts (Gaming)##*                                    111,660                        0
  Hemmeter (Entertainment)*                                           111,660                        0
  ICO, Inc. (Telecommunications)                                      706,250                  466,125
  McCaw International Ltd. Warrants
    (Telecommunications)*                                               7,225                    9,031
  Metronet Communications Corp. (Telecommunications)*##                 3,250                  104,000
  Orion Network Systems, Inc. (Telecommunications)*                     5,000                   50,000
  Orion Network Systems, Inc. (Telecommunications)*                    11,775                  235,500
  Republic Health Corp. (Medical Health and Technology)*                2,500                        0
  Renaissance Cosmetics, Inc. (Consumer Goods and Services)*            7,189                       72
  Teletrac Holdings, Inc. (Telecommunication)*                          5,500                  275,000
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $1,963,329)                                            $    2,149,728
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 2.1%
------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                    VALUE
------------------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage, due 2/03/98                            $ 10,290           $   10,286,919
  Federal National Mortgage Assn., due 2/09/98 - 2/17/98               15,140               15,114,192
  Student Loan Marketing, due 2/10/98                                     400                  399,464
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                         $   25,800,575
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,155,649,524)                                     $1,196,203,992
Other Assets, Less Liabilities - 1.6%                                                       18,916,343
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,215,120,335
------------------------------------------------------------------------------------------------------

 * Non-income producing security.
** Non-income producing security - in default.
## SEC Rule 144A restriction.
 + Restricted security.
 # Payment-in-kind security.
++ Affiliated issue are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer.
See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
JANUARY 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value -
    Unaffiliated issuers (identified cost,
      $1,148,425,605)                                       $1,196,045,600
    Affiliated issuer (identified cost, $7,223,919)                158,393
                                                            --------------
      Total investments, at value (identified cost,
        $1,155,649,524)                                     $1,196,203,993
  Cash                                                             270,574
  Net receivable for forward foreign currency exchange
   subject to
   master netting agreements                                        96,396
  Receivable for investments sold                               30,849,426
  Receivable for Fund shares sold                               14,707,997
  Interest and dividends receivable                             24,062,290
  Other assets                                                       8,714
                                                            --------------
      Total assets                                          $1,266,199,390
                                                            --------------
Liabilities:
  Distributions payable                                     $    3,279,376
  Payable for investments purchased                             43,774,948
  Payable for Fund shares reacquired                             3,369,241
  Payable to affiliates -
    Management fee                                                  20,977
    Shareholder servicing agent fee                                  8,363
    Distribution and service fee                                   307,887
    Administrative fee                                                 967
  Accrued expenses and other liabilities                           317,296
                                                            --------------
      Total liabilities                                     $   51,079,057
                                                            --------------
Net assets                                                  $1,215,120,335
                                                            --------------
Net assets consist of:
  Paid-in capital                                           $1,406,461,599
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies             40,649,515
  Accumulated net realized loss on investments and
    foreign currency transactions                             (229,189,864)
  Accumulated distributions in excess of net investment
    income                                                      (2,800,915)
                                                            --------------
      Total                                                 $1,215,120,335
                                                            ==============
Shares of beneficial interest outstanding                    216,246,877
                                                             ===========
Class A shares:
  Net asset value per share
    (net assets of $765,848,703 / 136,325,997 shares of
     beneficial interest outstanding)                           $5.62
                                                                =====
  Offering price per share (100 / 95.25)                        $5.90
                                                                =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $385,452,808 / 68,598,280 shares of
     beneficial interest outstanding)                           $5.62
                                                                =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $60,210,327 / 10,679,900 shares of
     beneficial interest outstanding)                           $5.64
                                                                =====
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $3,608,497 / 642,700 shares of
     beneficial interest outstanding)                           $5.61
                                                                =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED JANUARY 31, 1998
------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                       $100,057,256
    Dividends                                                         2,073,899
                                                                   ------------
      Total investment income                                      $102,131,155
                                                                   ------------
  Expenses -
    Management fee                                                 $  4,780,801
    Administrative fee                                                  137,896
    Trustees' compensation                                               65,223
    Shareholder servicing agent fee                                   1,380,008
    Distribution and service fee (Class A)                            2,113,612
    Distribution and service fee (Class B)                            3,361,080
    Distribution and service fee (Class C)                              407,599
    Custodian fee                                                       334,436
    Postage                                                             162,272
    Printing                                                             55,331
    Auditing fees                                                        51,624
    Legal fees                                                            7,319
    Miscellaneous                                                       596,955
                                                                   ------------
      Total expenses                                               $ 13,454,156
    Fees paid indirectly                                               (314,613)
                                                                   ------------
      Net expenses                                                 $ 13,139,543
                                                                   ------------
        Net investment income                                      $ 88,991,612
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transaction                                         $ 39,201,600
    Foreign currency transactions                                       143,139
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $ 39,344,739
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $ 15,019,415
    Translation of assets and liabilities in foreign currency            95,046
                                                                   ------------
        Net unrealized gain on investments and foreign
          currency translation                                     $ 15,114,461
                                                                   ------------
        Net realized and unrealized gain on investments
          and foreign currency translation                         $ 54,459,200
                                                                   ------------
            Increase in net assets from operations                 $143,450,812
                                                                   ============
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                                  1998                      1997
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $   88,991,612            $   80,418,610
  Net realized gain on investments and foreign currency
    transactions                                                  39,344,739                 1,477,653
  Net unrealized gain on investments and foreign
    currency translations                                         15,114,461                18,445,626
                                                              --------------            --------------
    Increase in net assets from operations                    $  143,450,812            $  100,341,889
                                                              --------------            --------------
Distributions declared to shareholders -
  From net investment income (Class A)                        $  (59,383,797)           $  (54,869,246)
  From net investment income (Class B)                           (26,332,601)              (23,285,081)
  From net investment income (Class C)                            (3,173,754)               (1,760,418)
  From net investment income (Class I)                              (296,634)                  (21,807)
                                                              --------------            --------------
    Total distributions declared to shareholders              $  (89,186,786)           $  (79,936,552)
                                                              --------------            --------------
    Net increase in net assets from Fund share
      transactions                                            $  156,558,951            $   64,103,824
                                                              --------------            --------------
      Total increase in net assets                            $  210,822,977            $   84,509,161
Net assets:
  At beginning of period                                       1,004,297,358               919,788,197
                                                              --------------            --------------

At end of period (Including accumulated (distributions
  in excess of) undistributed net investment income of
  $(2,800,915) and $1,677,232 respectively)                   $1,215,120,335            $1,004,297,358
                                                              ==============            ==============
See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                               1998             1997             1996             1995             1994
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 5.35           $ 5.24           $ 4.84           $ 5.50           $ 5.11
                                                   ------           ------           ------           ------           ------
Income from investment operations# -
  Net investment income                            $ 0.47           $ 0.47           $ 0.45           $ 0.44           $ 0.40
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      0.27             0.10             0.39            (0.66)            0.48
                                                   ------           ------           ------           ------           ------
      Total from investment operations             $ 0.74           $ 0.57           $ 0.84           $(0.22)          $ 0.88
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.47)          $(0.46)          $(0.44)          $(0.43)          $(0.42)
  From net realized gain on investments and
   foreign currency transactions                     --               --               --              (0.01)           (0.07)
                                                   ------           ------           ------           ------           ------
      Total distributions declared to
       shareholders                                $(0.47)          $(0.46)          $(0.44)          $(0.44)          $(0.49)
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $ 5.62           $ 5.35           $ 5.24           $ 4.84           $ 5.50
                                                   ======           ======           ======           ======           ======
Total return(+)                                    14.63%           11.52%           17.97%          (3.95)%           18.13%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.01%            1.02%            1.00%            0.99%            1.00%
  Net investment income                             8.56%            8.92%            8.83%            8.65%            8.22%
Portfolio turnover                                   137%              87%              59%              59%              68%
Net assets at end of period (000,000
 omitted)                                            $766             $672             $620             $524             $645

  # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights -- continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                               1993             1992             1991             1990             1989
-----------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period              $ 4.89           $ 3.71           $ 4.85           $ 6.04           $ 6.17
                                                   ------           ------           ------           ------           ------
Income from investment operations -
  Net investment income                            $ 0.51           $ 0.56           $ 0.65           $ 0.69           $ 0.76
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      0.24             1.21            (1.08)           (1.13)           (0.09)
                                                   ------           ------           ------           ------           ------
      Total from investment operations             $ 0.75           $ 1.77           $(0.43)          $(0.44)          $ 0.67
                                                   ------           ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.51)          $(0.56)          $(0.71)          $(0.75)          $(0.75)
  From net realized gain on investments and
   foreign currency transactions                     --               --               --               --              (0.05)
  From paid-in capital###                           (0.02)           (0.03)            --               --               --
                                                   ------           ------           ------           ------           ------
      Total distributions declared to
       shareholders                                $(0.53)          $(0.59)          $(0.71)          $(0.75)          $(0.80)
                                                   ------           ------           ------           ------           ------
Net asset value - end of period                    $ 5.11           $ 4.89           $ 3.71           $ 4.85           $ 6.04
                                                   ======           ======           ======           ======           ======
Total return(+)                                    16.36%           49.64%         (10.99)%          (9.18)%           10.68%
Ratios (to average net assets)/Supplemental data:
  Expenses                                          1.03%            1.10%            1.05%            0.87%            0.87%
  Net investment income                            10.21%           11.59%           14.97%           12.17%           12.44%
Portfolio turnover                                    75%              28%              24%              25%              34%
Net assets at end of period (000 omitted)            $585             $556             $380             $574             $880

### For the year ended January 1, 1989, the per share distribution from paid-in capital was $0.0004.
(+) Total returns for Class A shares do not include the applicable sales charge (except for reinvested dividends prior to
    March 1, 1991). If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights -- continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                              1998              1997             1996             1995             1994***
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 5.35            $ 5.24           $ 4.84           $ 5.50           $ 5.27
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income                           $ 0.43            $ 0.43           $ 0.41           $ 0.39           $ 0.15
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                     0.27              0.10             0.39            (0.65)            0.22
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.70            $ 0.53           $ 0.80           $(0.26)          $ 0.37
                                                  ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.43)           $(0.42)          $(0.40)          $(0.39)          $(0.13)
  In excess of net investment income and
   foreign currency transactions                    --                --               --              (0.01)           (0.01)
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
       shareholders                               $(0.43)           $(0.42)          $(0.40)          $(0.40)          $(0.14)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 5.62            $ 5.35           $ 5.24           $ 4.84           $ 5.50
                                                  ======            ======           ======           ======           ======
Total return                                      13.83%            10.66%           16.98%          (4.77)%           20.29%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.70%             1.79%            1.85%            1.85%            1.79%+
  Net investment income                            7.82%             8.13%            7.99%            7.79%            6.94%+
Portfolio turnover                                  137%               87%              59%              59%              68%
Net assets at end of period (000,000 omitted)       $385              $301             $283             $286             $371

  + Annualized.
*** For the period from the inception of Class B, September 27, 1993, through January 31, 1994.
  # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights -- continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                              1998              1997             1996             1995             1994***
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $ 5.36            $ 5.25           $ 4.85           $ 5.50           $ 5.41
                                                  ------            ------           ------           ------           ------
Income from investment operations# -
  Net investment income                                                                                                $
                                                  $ 0.43            $ 0.43           $ 0.41           $ 0.41             --
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                     0.28              0.11             0.39            (0.66)            0.09
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.71            $ 0.54           $ 0.80           $(0.25)          $ 0.09
                                                  ------            ------           ------           ------           ------
Less distributions declared to shareholders -
  From net investment income                      $(0.43)           $(0.43)          $(0.40)          $(0.39)          $ --
  In excess of net investment income and
   foreign currency transactions                    --                --               --              (0.01)            --
                                                  ------            ------           ------           ------           ------
      Total distributions declared to
       shareholders                               $(0.43)           $(0.43)          $(0.40)          $(0.40)          $ --
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 5.64            $ 5.36           $ 5.25           $ 4.85           $ 5.50
                                                  ======            ======           ======           ======           ======
Total return                                      13.81%            10.71%           17.03%          (4.51)%           20.94%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                                       1.70%             1.72%            1.77%            1.79%            1.36%+
  Net investment income                            7.78%             8.16%            8.02%            8.01%            5.92%+
Portfolio turnover                                  137%               87%              59%              59%              68%
Net assets at end of period (000,000 omitted)        $60               $28              $16               $3               $1

  + Annualized.
*** For the period from the inception of Class C, January 3, 1994, through January 31, 1994.
  # Per share data for the periods subsequent to January 31, 1994, are based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights -- continued
-----------------------------------------------------------------------------------------------------
YEAR ENDED JANUARY 31,                                                     1998                  1997***
-----------------------------------------------------------------------------------------------------
                                                                        CLASS I
-----------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $ 5.35                $ 5.34
                                                                         ------                ------
Income from investment operations# -
  Net investment income                                                  $ 0.49                $ 0.04
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  0.25                  0.01
                                                                         ------                ------
      Total from investment operations                                   $ 0.74                $ 0.05
                                                                         ------                ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.48)               $(0.04)
                                                                         ------                ------
      Total distributions declared to shareholders                       $(0.48)               $(0.04)
                                                                         ------                ------
Net asset value - end of period                                          $ 5.61                $ 5.35
                                                                         ======                ======
Total return                                                             14.77%                 0.91%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.71%                 0.59%+
  Net investment income                                                   8.86%                 8.70%+
Portfolio turnover                                                         137%                   87%
Net assets at end of period (000,000 omitted)                                $4                    $3

*** For the period from the inception of Class I, January 2, 1997, through January 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS High Income Fund (the Fund) is a non-diversified series of MFS Series Trust III (The Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and interest rate swaps, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund can invest up to 100% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings are profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended January 31, 1998, $4,282,973 and $1,288,916 was reclassified from accumulated distributions in excess of net investment income and paid in capital, respectively, to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for defaulted securities and currency transactions. This change had no effect on the net assets or net asset value per share.

At January 31, 1998, the Fund, for federal tax purposes, had a capital loss carryforward of $228,425,134, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration, on January 31, 1999 ($81,401,094), January 31, 2000 ($64,105,312),
January 31, 2001 ($16,884,352), January 31, 2003 ($30,373,319), and January
31, 2004 ($35,661,057).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares. The classes of shares differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rates:

BASED ON AVERAGE NET ASSETS              BASED ON GROSS INCOME
---------------------------              ---------------------

First $200 million             0.220%    First $22 million           3.00%
In excess of $200 million      0.187%    In excess of $22 million    2.55%

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder servicing, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $26,488 for the year ended January 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $293,651 for the year ended January 31, 1998, as its portion of the sales charge on sales of Class A of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to a maximum of 0.15% per annum for shares purchased prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum (reduced to a maximum of 0.05% per annum for an indefinite period) of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $380,004 for Class A for the year ended January 31, 1998. Payment of the remaining portion of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended January 31, 1998, were 0.30% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $207,815 and $32,009 for Class B and Class C shares, respectively, for the year ended January 31, 1998. Fees incurred under the distribution plan during the year ended January 31, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended January 31, 1998, were $25,625, $442,794, and $24,613 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. Effective January 1, 1998, the fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the Fund's average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $1,565,174,073 and $1,409,296,816, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $1,156,414,254
                                                               --------------
Gross unrealized appreciation                                  $   74,704,668
Gross unrealized depreciation                                     (34,914,929)
                                                               --------------
    Net unrealized appreciation                                $   39,789,739
                                                               ==============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                       YEAR ENDED JANUARY 31, 1998            YEAR ENDED JANUARY 31, 1997
                               -----------------------------------   ------------------------------------
                                        SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         61,813,593        $337,332,651         52,421,821       $ 275,165,167
Shares issued to shareholders
  in reinvestment of
  distributions                      6,289,201          34,320,907          6,071,848          31,874,153
Shares reacquired                  (57,415,426)       (312,709,612)       (51,220,588)       (268,276,630)
                                   -----------        ------------        -----------       -------------
    Net increase                    10,687,368        $ 58,943,946          7,273,081       $  38,762,690
                                   ===========        ============        ===========       =============

Class B Shares
                                       YEAR ENDED JANUARY 31, 1998            YEAR ENDED JANUARY 31, 1997
                               -----------------------------------   ------------------------------------
                                        SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                         46,709,978        $254,431,772         35,443,924       $ 185,987,481
Shares issued to shareholders
  in reinvestment of
  distributions                      2,517,816          13,755,688          2,271,608          11,933,444
Shares reacquired                  (36,845,461)       (200,663,673)       (35,539,089)       (187,014,906)
                                   -----------        ------------        -----------       -------------
    Net increase                    12,382,333        $ 67,523,787          2,176,443       $  10,906,019
                                   ===========        ============        ===========       =============

Class C Shares
                                       YEAR ENDED JANUARY 31, 1998            YEAR ENDED JANUARY 31, 1997
                               -----------------------------------   ------------------------------------
                                        SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          9,605,530        $ 52,647,803          4,433,093       $  23,275,757
Shares issued to shareholders
  in reinvestment of
  distributions                        308,317           1,690,469            203,510           1,071,206
Shares reacquired                   (4,499,907)        (24,626,101)        (2,477,675)        (12,968,265)
                                   -----------        ------------        -----------       -------------
    Net increase                     5,413,940        $ 29,712,171          2,158,928       $  11,378,698
                                   ===========        ============        ===========       =============

Class I Shares
                                       YEAR ENDED JANUARY 31, 1998          PERIOD ENDED JANUARY 31, 1997*
                               -----------------------------------   -------------------------------------
                                        SHARES              AMOUNT             SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                             69,923        $    380,529            568,279       $   3,034,610
Shares issued to shareholders
  in reinvestment of
  distributions                         54,394             296,608              4,076              21,807
Shares reacquired                      (53,972)           (298,090)             --                  --
                                   -----------        ------------        -----------       -------------
    Net increase                        70,345        $    379,047            572,355       $   3,056,417
                                   ===========        ============        ===========       =============

*For the period from the inception of Class I, January 2, 1997, through January 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended
January 31, 1998, was $6,752.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency sales under master netting agreement amounted to a net receivable of $96,396 with Deutsche Bank at January 31, 1998.

(8) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended January 31, 1998, is set forth below:

                          BEGINNING       ENDING      DIVIDEND          ENDING
    AFFILIATES               SHARES       SHARES        INCOME           VALUE
-------------------------------------------------------------------------------
Ranger Industries, Inc.     266,768      266,768       $  --          $158,393

(9) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At January 31, 1998, the Fund owned the following restricted securities (constituting 0.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                DATE OF     SHARES/
DESCRIPTION                 ACQUISITION     PAR AMOUNT          COST       VALUE
-------------------------------------------------------------------------------
Atlantic Gulf Communities
  Corp.                         9/25/95            690    $   --      $    2,760
Envirosource, Inc.              5/15/91          1,666         7,289       4,061
Merrill Lynch Mortgage
  Investors, Inc.,
  8.171s 2023                   6/22/94     $4,500,000     3,119,063   4,484,531
                                                                      ----------
                                                                      $4,491,352
                                                                      ==========

INDEPENDENT AUDITORS, REPORT

To the Trustees of MFS Series Trust III and Shareholders of MFS High Income
Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS High Income Fund (a series of MFS Series Trust III) as of January 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended January 31, 1998 and 1997, and the financial highlights for each of the years in the ten-year period ended January 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at January 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS High Income Fund at January 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
March 6, 1998

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) HIGH INCOME FUND

TRUSTEES                                        CUSTODIAN
Richard B. Bailey* - Private Investor;          State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                       AUDITORS
                                                Deloitte & Touche LLP
Peter G. Harwood - Private Investor
                                                INVESTOR INFORMATION
J. Atwood Ives - Chairman and Chief             For MFS stock and bond market outlooks,
Executive Officer, Eastern Enterprises          call toll free: 1-800-637-4458 anytime from
                                                a touch-tone telephone.
Lawrence T. Perera - Partner, Hemenway
& Barnes                                        For information on MFS mutual funds, call
                                                your financial adviser or, for an
William J. Poorvu - Adjunct Professor,          information kit, call toll free:
Harvard University Graduate School of           1-800-637-2929 any business day from 9 a.m.
Business Administration                         to 5 p.m. Eastern time (or leave a message
                                                anytime).
Charles W.Schmidt - Private Investor
                                                INVESTOR SERVICE
Arnold D. Scott* - Senior Executive Vice        MFS Service Center, Inc.
President, Director, and Secretary, MFS         P.O. Box 2281
Investment Management                           Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman and Chief         For general information, call toll free:
Executive Officer, MFS Investment               1-800-225-2606 any business day from
Management                                      8 a.m. to 8 p.m. Eastern time.

Elaine R. Smith - Independent Consultant        For service to speech- or hearing-impaired,
                                                call toll free: 1-800-637-6576 any business
David B. Stone - Chairman, North American       day from 9 a.m. to 5 p.m. Eastern time. (To
Management Corp. (investment advisers)          use this service, your phone must be
                                                equipped with a Telecommunications Device
INVESTMENT ADVISER                              for the Deaf.)
Massachusetts Investment Management
500 Boylston Street                             For share prices, account balances, and
Boston, MA 02116-3741                           exchanges, call toll free: 1-800-MFS-TALK
                                                (1-800-637-8255) anytime from a touch-tone
DISTRIBUTOR                                     telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                             WORLD WIDE WEB
Boston, MA 02116-3741                           www.mfs.com

PORTFOLIO MANAGER                               [Dalbar logo] For the fourth year in a row,
Robert J. Manning*                              MFS earned a #1 ranking in the DALBAR, Inc.
                                                Broker/Dealer Survey, Main Office Operations
TREASURER                                       Service Quality Category. The firm achieved a
W. Thomas London*                               3.42 overall score on a scale of 1 to 4 in
                                                the 1997 survey. A total of 111 firms
ASSISTANT TREASURERS                            responded, offering input on the quality of
Mark E. Bradley*                                service they received from 29 mutual fund
Ellen Moynihan*                                 companies nationwide. The survey contained
James O. Yost*                                  questions about service quality in 11
                                                categories, including "knowledge of
SECRETARY                                       operations contact," "keeping you informed,"
Stephen E. Cavan*                               and "ease of doing business" with the firm.

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) HIGH INCOME FUND                                         ----------------
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                                                                  U.S. Postage
                                                                      Paid
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